Security Capital Employee REIT Fund Incorporated
Semi-Annual Report
June 30, 1997



                        Security Capital Employee REIT Fund
                                       Incorporated




                                                     August 27, 1997


To Our Shareholders:

        We are pleased to present to you the Security Capital Employee REIT Fund Incorporated ("SC-ERF") semi-annual report for the period ended June 30, 1997. SC-ERF's total return for the six month period ending June 30, 1997 was 6.0%.
In comparison, the Wilshire REIT Index, a frequently used performance index, gained 5.8% over the same time period. SC-ERF's net asset value per share on June 30, 1997 was $10.74 in comparison to the January 1, 1997 per share price of $10.38. In addition, a dividend of $0.26 was declared for shareholders of record on June 27 and paid June 30.

        Although SC-ERF is a relatively new entity, the disciplined, research-focused process that drives our investment activity is based upon the same fundamental principles that have been applied successfully by Security Capital Group entities since 1991. We believe that our research-driven investment process provides us a strong competitive advantage and we look forward to communicating our performance results to you in the future.

        We are pleased that you have invested in the newly created SC-ERF and we welcome you as a new shareholder.


                                                     Sincerely,

                                                     SECURITY CAPITAL EMPLOYEE
                                                     REIT FUND INCORPORATED

                                                     /s/ Anthony R. Manno Jr.

                                                     Anthony R. Manno Jr.
                                                     President





                                       I


Schedule of Investments
June 30, 1997
(Unaudited)

Number of Shares      COMMON STOCK - REAL ESTATE                  Market Value
                      INVESTMENT TRUSTS (REITs) - 91.3%
                      Office Properties - 23.8%
        360,000       Beacon Properties Corporation                $12,015,000
         76,000       Boston Properties, Inc.                        2,090,000
        125,000       Koger Equity, Inc.                             2,281,250
        209,500       Prentiss Properties Trust                      5,368,438
        108,400       Spieker Properties, Inc.                       3,814,325
                                                                    25,569,013

                      Multifamily - 22.7%
        255,500       Apartment Investment & Management Company      7,217,875
         67,800       Associated Estates Realty Corporation          1,593,300
        140,000       Equity Residential Properties Trust            6,650,000
        142,200       Essex Property Trust, Inc.                     4,568,175
        124,800       Charles E. Smith Residential Realty, Inc.      3,603,600
         35,000       Summit Properties, Inc.                          721,875
                                                                    24,354,825

                      Hotels - 14.5%
         60,400       FelCor Suite Hotels, Inc.                      2,249,900
        240,000       Innkeepers USA Trust                           3,600,000
        150,000       Patriot American Hospitality, Inc.             3,825,000
         95,500       RFS Hotel Investors, Inc.                      1,719,000
         97,500       Starwood Lodging Trust                         4,162,031
                                                                    15,555,931

                      Storage - 9.7%
        290,000       Public Storage, Inc.                           8,482,500
         75,500       Storage Trust Realty                           2,000,750
                                                                    10,483,250

                      Regional Malls - 7.5%
        133,000       The Macerich Company                           3,690,750
        136,000       Urban Shopping Centers, Inc.                   4,335,000
                                                                     8,025,750

                      Shopping Centers - 6.9%
         47,500       Developers Diversified Realty Corporation      1,900,000
         88,300       Kimco Realty Corporation                       2,803,525
        198,400       Western Investment Real Estate Trust           2,752,800
                                                                     7,456,325

                      Industrial - 4.8%
        125,000       Liberty Property Trust                         3,109,375
         93,100       Pacific Gulf Properties, Inc.                  2,048,200
                                                                     5,157,575


                        See notes to the financial statements.

                                        II

Schedule of Investments (continued)
June 30, 1997
(Unaudited)

Number of Shares                                                  Market Value
                      Factory Outlets - 1.4%
         40,000       Chelsea GCA Realty, Inc.                      $1,520,000

                      Total Common Stock - Real Estate Investment
                      Trusts (REITs) (Cost $94,980,507)             98,122,669

                      LIMITED PARTNERSHIPS - 3.0%

                      Diversified  - 3.0%
        150,000       Newhall Land & Farming Company                 3,243,750

                      Total Limited Partnerships (Cost $2,842,124)   3,243,750

Principal Amount      SHORT-TERM INVESTMENTS - 5.4%

                      Variable Rate Demand Notes* - 5.4%
     $2,633,300       American Family Financial Services Inc.,
                        5.2562%                                      2,633,300
        182,014       General Mills, Inc., 5.245%                      182,014
      1,292,875       Johnson Controls, Inc., 5.276%                 1,292,875
        685,188       Pitney Bowes, Inc., 5.2551%                      685,188
        566,337       Warner-Lambert Co., 5.226%                       566,337
        401,000       Wisconsin Electric Power Company, 5.2962%        401,000

                      Total Short-Term Investments
                      (Cost $5,760,714)                              5,760,714

                      Total Investments - 99.7%
                      (Cost $103,583,345)                          107,127,133

                      Other Assets
                       Less Liabilities - 0.3%                         283,986

                      NET ASSETS - 100.0%                         $107,411,119


        * Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.








                        See notes to the financial statements.

                                      III

Statement of Assets and Liabilities
June 30, 1997
(Unaudited)

ASSETS:
        Investments, at value
            (cost $103,583,345)                                   $107,127,133
        Deferred organization costs                                     95,915
        Receivable for investment securities sold                    1,896,579
        Dividends receivable                                           516,197
        Interest receivable                                             12,668
        Other assets                                                    38,264

          Total Assets                                             109,686,756

LIABILITIES:
        Payable for investment securities purchased                  1,951,903
        Payable to investment adviser                                  146,396
        Accrued expenses and other liabilities                         177,338

          Total Liabilities                                          2,275,637

NET ASSETS                                                        $107,411,119

NET ASSETS CONSIST OF :
        Capital Stock                                             $103,864,006
        Accumulated undistributed net
         investment income                                              23,638
        Accumulated undistributed net
         realized loss on investments                                  (20,313)
        Net unrealized appreciation on investments                   3,543,788

         Total Net Assets                                         $107,411,119

        Shares outstanding (500,000,000 shares
         of $0.01 par value authorized)                             10,002,170

        Net Asset Value, Redemption Price and Offering
         Price Per Share                                                $10.74




                        See notes to the financial statements.

                                      IV

Statement of Operations
Six Months Ended June 30, 1997
(Unaudited)

INVESTMENT INCOME:
  Dividend income                                                   $2,735,460
  Interest income                                                       14,983
     Total investment income                                         2,750,443

EXPENSES:
  Investment advisory fee                                              168,580
  Administration fee                                                    15,866
  Shareholder servicing and accounting costs                            11,726
  Custody fees                                                           4,958
  Federal and state registration                                        10,586
  Professional fees                                                      8,588
  Reports to shareholders                                                2,964
  Director's fees and expenses                                           5,244
  Amortization of organizational expenses                               10,284
  Other                                                                    760
  Total expenses before reimbursement                                  239,556
  Less: Reimbursement from Adviser                                     (10,284)
    Total expenses                                                     229,272

NET INVESTMENT INCOME                                                2,521,171

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized loss on investments                                     (20,313)
  Change in unrealized
    appreciation on investments                                      3,248,034

    Net realized and unrealized gain
     on investments                                                  3,227,721

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $5,748,892




                        See notes to the financial statements.

                                       V

Statements of Changes in Net Assets
June 30, 1997
(Unaudited)

                                            Six months    December 20, 1996 (1)
                                              ended             through
                                          June 30, 1997   December 31, 1996

OPERATIONS:
  Net investment income                     $2,521,171          $24,188
  Net realized gain on investments             (20,313)               0
  Change in unrealized appreciation
   on investments                            3,248,034          295,754
    Net increase in net assets
     from operations                         5,748,892          319,942

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                 91,416,805        9,926,736
  Shares issued to holders in
   reinvestment of dividends                 2,520,465                0
    Net increase in net assets from
     capital share transactions             93,937,270        9,926,736

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                (2,521,721)               0

TOTAL INCREASE IN NET ASSETS                97,164,441       10,246,678

NET ASSETS:
  Beginning of period                       10,246,678                0

  End of period (including undistributed
   net investment income of $24,188 and
   $23,638, as of December 31, 1996 and
   June 30, 1997, respectively)           $107,411,119      $10,246,678


  (1)  Inception date.



                        See notes to the financial statements.

                                      VI

Financial Highlights
June 30, 1997
(Unaudited)
                                            Six months    December 20, 1996 (1)
                                              ended             through
                                          June 30, 1997   December 31, 1996
Per Share Data:

Net asset value, beginning of period          $10.38            $10.00

   Income from investment operations:
     Net investment income                      0.37 (2)          0.02
     Net realized and unrealized gain
      on investments                            0.25              0.36

     Total income from investment operations    0.62              0.38

   Less distributions from net investment
    income                                     (0.26)              -

Net asset value, end of period                $10.74            $10.38

Total return (3)                               5.98%             3.77%

Supplemental data:

   Net assets, end of period             $107,411,119       $10,246,678

   Ratio of expenses to average net
    assets (4) (5)                             0.61%             0.00%

   Ratio of net investment income to
    average net assets (4) (5)                 6.72%            19.71%

   Portfolio turnover rate                    30.16%             0.00%

   Average commission rate paid per
    share                                    $0.0558           $0.0601


   (1)  Inception date.
   (2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
   (3)  Not annualized.
   (4)  Annualized.
   (5) Without expense reimbursements of $10,284 for the six months ended June 30, 1997, the ratio of expenses to average net assets would have been 0.64% and the ratio of net investment income to average net assets would have been 6.69%.



                        See notes to the financial statements.

                                      VII

Notes to the Financial Statements
June 30, 1997 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Security Capital Employee REIT Fund Incorporated (the "Fund") is a Maryland corporation, originally formed on December 20, 1996, as SCERF Incorporated (SCERF), a Maryland corporation. On January 23, 1997, all of the assets and liabilities of SCERF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Reorganization was a taxable event to SCERF and a capital gain of $1,002,746 was realized for tax purposes. This capital gain will be included in the consolidated income tax return of the sole shareholder of SCERF and will not affect the Fund's tax status for 1997. This will result in a lower required capital gain distribution for the Fund for calendar year 1997. As of June 30, 1997, $311,541 of the capital gain was realized for book purposes. As a result, at June 30, 1997, the tax basis of securities held was $691,205 higher than their basis for financial reporting purposes.

The Fund is registered as a non-diversified, no-load, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The investment objective of the Fund is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The Adviser has voluntarily agreed to absorb the amortization expenses in the Fund's first year. The amortization as of June 30, 1997 of $10,284 will be reimbursed to the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Each day, securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors (the "Directors"). Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

                                     VIII

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.

Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.


                                      IX

2.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                 Six Months             12/20/96
                   Ended                Through
                  6/30/97               12/31/96

Shares sold      8,780,066               987,423

3.  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments by the Fund for the six months ended June 30, 1997, were $195,917,108 and $21,947,035, respectively.

At June 30, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                          $3,800,079
(Depreciation)                        (1,023,758)
Net appreciation on investments       $2,776,321

At June 30, 1997, the cost of investments for federal income tax purposes was $104,350,812.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Security Capital Investment Research Group Incorporated ("SC-IRG"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets.

SC-IRG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.20% of the net assets of the Fund, computed on a daily basis, for the year ending December 31, 1997.

SC-IRG also serves as the Fund's administrator. SC-IRG intends to charge the Fund an administrative fee calculated daily at the annual rate of 0.02% of the Fund's average daily net assets.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, sub-administrator and accounting services agent for the Fund. Sub-administration fees will be calculated daily at an annual rate of 0.06% of the first $200 million of the Fund's average daily net assets. Custodian, transfer agent fees and accounting services will be charged by Firstar according to contractual fee schedules agreed to by the Fund. All such expenses incurred through April 15, 1997 have been paid by SC-IRG, which does not intend to seek reimbursement from the Fund.


                                       X